UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust

(EFT)

Annual Report

May 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2013

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	42

Federal Tax Information	43

Annual Meeting of Shareholders	44

Dividend Reinvestment Plan	45

Board of Trustees’ Contract Approval	47

Management and Organization	50

Important Notices	52

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market performed solidly during the fiscal year ended May 31, 2013. Following a strong performance in 2012, momentum continued in the asset class during the first five months of the year. For the 12-month period, the S&P/LSTA Leveraged Loan Index (the Index)2 — a broad barometer for the loan market — advanced 8.70%. Returns were comprised of largely balanced contributions from price appreciation and investment income.

With fundamentals in check for the most part and the default rate low, returns during the period were primarily driven by technical conditions, which remained favorable. Inflows into the asset class remained robust, with institutional demand and retail fund subscriptions outstripping the net supply of new loans issued, which expanded during the fiscal year, though modestly. With investors’ search for yield and growing appetite for risk, loans remained in focus due to their near-par valuations, zero-like duration8 and floating income stream. Still, with loans priced near par, strong demand continued to drive spread compression in the market throughout the period, lowering coupon income in a way not dissimilar to the reduced yields found in many other income market segments.

With the global economy continuing what appears to be its gradual recovery during the period, improving corporate fundamentals were also a key driver of loan performance. Loan market default rates, a measure of corporate health and credit risk in the market, ended the period at 1.4% on a trailing 12-month basis, well below the market’s 10-year average of 2.4%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD). With many of the weakest issuers having been winnowed out of the market in the recent recession, surviving firms tended to be operating in a leaner manner, cutting expenses and generating higher operating margins. This helped produce generally strong EBITDA (earnings before interest, taxes, depreciation and amortization) growth rates for those issuers, another positive factor for loan market fundamentals.

Fund Performance

For the fiscal year ended May 31, 2013, Eaton Vance

Floating-Rate Income Trust (the Fund) earned a total return of 12.15% at net asset value (NAV), outperforming the 8.70% return of the Index. The predominant factors driving relative performance versus the Index during the fiscal year were quality positioning, investment leverage, high-yield bond exposure and beneficial credit selection.

Against a backdrop that continued to favor lower-quality loans, the Fund outperformed the Index despite its up-in-quality-biased portfolios. For the 12-month period, BB-rated7 loans in the Index returned 6.19%, B-rated loans in the Index returned 8.41% and CCC-rated loans in the Index returned 24.36%. Across these ratings tiers, the Fund had overweight exposure to BB-rated loans and underweight exposure to B-rated and CCC-rated loans. As a result, the Fund’s higher-quality positioning generally served as a relative detractor from performance versus the Index during the period.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans. In keeping with the Fund’s secondary objective of preservation of capital, management tends to underweight the lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times of market exuberance, such as that experienced in the current period.

While the Fund’s quality positioning generally served as a headwind, several factors drove overall favorable results relative to the Index. The Fund’s employment of investment leverage was a contributor to relative performance versus the Index, as leverage enhanced the performance of the Fund’s underlying portfolio. Additionally, the Fund’s exposure to high-yield bonds, which markedly outperformed the loan market during the period, was also additive to relative results versus the Index. These factors aided relative returns, as the Index does not include high-yield bonds and is unlevered.

Finally, credit selection was broadly beneficial across the

Fund’s many sectors.

On a sector-level basis, the Fund’s underweight to lower-rated credit-heavy sectors, such as utilities, publishing and radio and television, detracted from relative results versus the Index, as these areas outperformed the overall Index. Similarly, the

Fund’s overweight to historically less volatile sectors, such as food products and food/drug retailers, detracted from relative performance versus the Index, as these sectors trailed the overall market. Insofar as sector-level contributors, the Fund’s underweight to retailers (except food and drug) and telecommunications aided relative results versus the Index, as these market segments underperformed the broader Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date		One Year	Five Years	Since Inception
Fund at NAV	06/29/2004		12.15%	7.64%	5.90%
Fund at Market Price	—		12.66	9.72	6.17
S&P/LSTA Leveraged Loan Index	06/29/2004	[2]	8.70%	6.57%	5.32%

% Premium/Discount to NAV
					2.27%

Distributions[4]
Total Distributions per share for the period					$1.041
Distribution Rate at NAV					5.96%
Distribution Rate at Market Price					5.83%

% Total Leverage[5]
Borrowings					28.52%
Variable Rate Term Preferred Shares (VRTP Shares)					7.87

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctua-tions in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctu-ate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Fund Profile

Top 10 Issuers (% of total investments)[6]

Alliance Boots Holdings Limited	1.1%
HJ Heinz Co.	1.1
Intelsat Jackson Holdings Ltd.	1.1
HCA, Inc.	1.0
Aramark Corporation	1.0
SunGard Data Systems, Inc.	0.9
Asurion LLC	0.9
Chrysler Group LLC	0.8
Laureate Education, Inc.	0.8
Calpine Corp. (corporate bond)	0.8
Total	9.5%

Top 10 Sectors (% of total investments)[6]

Health Care	11.0%
Business Equipment and Services	8.2
Electronics/Electrical	6.3
Cable and Satellite Television	4.9
Financial Intermediaries	4.4
Retailers (Except Food and Drug)	4.3
Telecommunications	4.2
Leisure Goods/Activities/Movies	4.2
Automotive	3.9
Food Products	3.8
Total	55.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Index data is available as of month-end only.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax- exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Leverage represents the liquidation value of the Fund’s Variable Rate Term Preferred Shares (VRTP Shares) and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its VRTP Shares and borrowings, which could be reduced if Fund asset values decline.

[6]	Excludes cash and cash equivalents.
[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

On December 18, 2012, the Trust issued 800 shares of Series C-1 VRTP Shares in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2013. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares. For more information on the Trust’s VRTP Shares, please see Note 2 in the Trust’s Notes to Financial Statements.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 145.1%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.7%
AVIO S.p.A
Term Loan, 3.07%, Maturing June 14, 2017		711	$713,133
Term Loan, 3.86%, Maturing December 14, 2017	EUR	600	780,532
Term Loan, 3.94%, Maturing December 14, 2017		762	764,396
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019		920	928,654
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018		770	775,026
Term Loan, 6.25%, Maturing November 2, 2018		349	351,345
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 27, 2017		1,245	1,271,564
Hawker Beechcraft Acquisition Company LLC
Term Loan, 5.75%, Maturing February 14, 2020		900	901,125
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015		1,735	1,127,875
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017		1,746	1,769,627
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		2,219	2,223,945
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		1,618	1,624,322
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		3,940	3,990,362

			$17,221,906

Air Transport — 0.1%
Atlantic Aviation FBO Inc.
Term Loan, Maturing May 20, 2020(2)		500	$502,812
Evergreen International Aviation, Inc.
Term Loan, 5.00%, Maturing June 30, 2015(3)		133	106,325

			$609,137

Automotive — 6.2%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 15, 2020		1,600	$1,616,000
Allison Transmission, Inc.
Term Loan, 4.25%, Maturing August 23, 2019		2,980	3,006,414
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017		458	453,548
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017		8,781	8,906,735

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Federal-Mogul Corporation
Term Loan, 2.14%, Maturing December 29, 2014	3,517	$3,447,546
Term Loan, 2.14%, Maturing December 28, 2015	2,183	2,140,107
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	7,450	7,529,156
HHI Holdings LLC
Term Loan, 5.00%, Maturing October 5, 2018	2,181	2,219,238
Metaldyne Company LLC
Term Loan, 5.00%, Maturing December 18, 2018	1,471	1,495,221
SRAM, LLC
Term Loan, 4.01%, Maturing June 7, 2018	2,178	2,194,800
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016	1,627	1,644,245
Tower International Inc.
Term Loan, 5.75%, Maturing April 16, 2020	900	912,364
TriMas Corporation
Term Loan, 3.75%, Maturing October 10, 2019	970	979,826
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	3,225	3,249,994

		$39,795,194

Beverage and Tobacco — 0.1%
Constellation Brands, Inc.
Term Loan, Maturing April 25, 2020(2)	900	$903,229

		$903,229

Brokers, Dealers and Investment Houses — 0.3%
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020	725	$731,344
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021	1,000	1,013,750

		$1,745,094

Building and Development — 1.0%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	1,400	$1,409,036
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020	650	653,250
Preferred Proppants, LLC
Term Loan, 9.00%, Maturing December 15, 2016	790	762,350
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	1,838	1,865,239

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Realogy Corporation
Term Loan, 6.20%, Maturing October 10, 2013	96	$96,435
Term Loan, 4.50%, Maturing March 5, 2020	1,000	1,011,625
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	300	300,750
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	545	549,006

		$6,647,691

Business Equipment and Services — 13.3%
Acosta, Inc.
Term Loan, 5.00%, Maturing March 2, 2018	4,129	$4,173,651
Acxiom Corporation
Term Loan, 3.27%, Maturing March 15, 2015	719	724,426
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	2,846	2,889,883
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016	2,354	2,304,985
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	637	642,981
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	776	791,644
Term Loan, 5.00%, Maturing February 21, 2015	2,207	2,196,312
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	1,398	1,416,095
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	1,219	1,243,253
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017	697	699,178
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	178	181,032
Term Loan, 6.25%, Maturing October 23, 2018	742	754,299
Brickman Group Holdings Inc.
Term Loan, 3.27%, Maturing October 14, 2016	703	710,411
Term Loan, 4.00%, Maturing September 28, 2018	887	896,008
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017	1,215	1,236,642
ClientLogic Corporation
Term Loan, 7.03%, Maturing January 30, 2017	1,790	1,776,616
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019	574	576,789
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	547	550,670
Term Loan - Second Lien, 10.25%, Maturing February 28, 2018	1,000	1,007,500

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016		574	$579,006
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018		2,300	2,184,830
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 8, 2019		2,244	2,261,208
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020		575	577,875
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		2,121	2,154,571
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020		553	558,158
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019		1,791	1,816,746
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018		3,325	3,347,601
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		2,188	2,207,678
Ista International GmbH
Term Loan, Maturing June 1, 2020(2)	EUR	475	629,839
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017		3,120	3,160,912
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		1,771	1,786,055
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,025	1,078,172
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		2,246	2,229,315
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017		732	731,728
Mitchell International, Inc.
Term Loan, 3.81%, Maturing March 28, 2016		911	912,227
Term Loan - Second Lien, 5.56%, Maturing March 30, 2015		1,000	1,011,000
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		941	952,849
National CineMedia, LLC
Term Loan, 2.95%, Maturing November 26, 2019		575	575,479
Power Team Services, LLC
Term Loan, 0.50%, Maturing May 6, 2020(4)		39	38,986
Term Loan, 4.25%, Maturing May 6, 2020		311	312,375
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018		296	299,154
Term Loan, 4.50%, Maturing June 8, 2018		5,702	5,789,255

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018		622	$628,871
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019		1,322	1,341,926
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		760	763,298
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		698	705,240
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 15, 2019		2,175	2,193,353
SunGard Data Systems, Inc.
Term Loan, 3.95%, Maturing February 28, 2017		952	958,828
Term Loan, 4.00%, Maturing March 8, 2020		8,900	9,038,956
SymphonyIRI Group, Inc.
Term Loan, 4.50%, Maturing December 1, 2017		933	943,878
Trans Union, LLC
Term Loan, 4.25%, Maturing February 10, 2019		3,158	3,190,685
Travelport LLC
Term Loan, 4.88%, Maturing August 21, 2015	EUR	741	953,735
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		133	134,378
Term Loan, 6.00%, Maturing July 28, 2017		680	686,546
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.25%, Maturing February 21, 2019		350	352,625
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018		4,099	4,137,680

			$85,997,393

Cable and Satellite Television — 7.7%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		945	$949,976
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		1,328	1,335,044
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		444	447,523
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		4,901	4,924,238
Charter Communications Operating, LLC
Term Loan, Maturing April 10, 2020(2)		1,500	1,496,250
Term Loan, 3.00%, Maturing January 4, 2021		1,225	1,223,068
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		1,581	1,586,011
CSC Holdings, Inc.
Term Loan, 2.69%, Maturing April 17, 2020		3,675	3,668,874

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
ION Media Networks, Inc.
Term Loan, 7.25%, Maturing July 31, 2018		923	$938,835
Kabel Deutschland GMBH
Term Loan, 3.25%, Maturing February 1, 2019		1,200	1,206,500
Term Loan, 2.86%, Maturing April 17, 2020	EUR	775	1,012,762
Lavena Holdings 4 GmbH
Term Loan, 2.62%, Maturing March 6, 2015	EUR	1,369	1,772,426
Term Loan, 3.00%, Maturing March 4, 2016	EUR	2,119	2,743,095
Term Loan, 7.37%, Maturing March 6, 2017(5)	EUR	468	605,832
Term Loan - Second Lien, 4.12%, Maturing September 2, 2016	EUR	565	726,584
MCC Iowa LLC
Term Loan, 1.91%, Maturing January 30, 2015		3,713	3,729,058
Mediacom Illinois, LLC
Term Loan, 4.50%, Maturing October 23, 2017		900	906,984
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.61%, Maturing July 2, 2018	EUR	1,781	2,311,890
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		875	885,938
Term Loan, 3.87%, Maturing March 26, 2021	EUR	4,346	5,677,553
Term Loan, 3.25%, Maturing June 30, 2021		1,839	1,838,614
Virgin Media Investment Holdings Limited
Term Loan, Maturing February 15, 2020(2)	GBP	1,650	2,531,630
Term Loan, Maturing February 17, 2020(2)		5,525	5,532,288
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019		349	352,616
YPSO Holding SA
Term Loan, Maturing June 6, 2016(2)	EUR	203	266,624
Term Loan, Maturing June 6, 2016(2)	EUR	323	423,324
Term Loan, Maturing June 6, 2016(2)	EUR	474	621,851

			$49,715,388

Chemicals and Plastics — 4.6%
AI Chem & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		162	$163,937
Term Loan, 4.50%, Maturing October 3, 2019		313	315,961
Arysta LifeScience Corporation
Term Loan, Maturing May 25, 2020(2)		2,575	2,592,703
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		1,174	1,188,941
Chemtura Corporation
Term Loan, 5.50%, Maturing August 27, 2016		274	277,097
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		794	799,956

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		533	$539,784
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		4,711	4,720,084
Milacron LLC
Term Loan, 4.25%, Maturing March 28, 2020		450	454,402
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		108	109,112
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		975	985,969
Pact Group Pty Ltd.
Term Loan, 3.75%, Maturing May 29, 2020		1,725	1,744,406
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		1,322	1,335,111
Schoeller Arca Systems Holding B.V.
Term Loan, 4.71%, Maturing December 18, 2014(3)	EUR	72	64,806
Term Loan, 4.71%, Maturing December 18, 2014(3)	EUR	206	184,773
Term Loan, 4.71%, Maturing December 18, 2014(3)	EUR	222	198,834
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		610	618,301
Taminco NV
Term Loan, 4.25%, Maturing February 15, 2019		421	425,229
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		3,250	3,287,144
U.S. Coatings Acquisition Inc.
Term Loan, 4.75%, Maturing February 3, 2020		4,125	4,172,697
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		5,692	5,672,916

			$29,852,163

Clothing / Textiles — 0.1%
Wolverine Worldwide, Inc.
Term Loan, 4.00%, Maturing July 31, 2019		512	$518,322

			$518,322

Conglomerates — 2.9%
ISS Holdings A/S
Term Loan, Maturing April 30, 2015(2)	EUR	2,000	$2,631,528
Term Loan, Maturing March 15, 2018(2)		525	529,840
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019		600	601,500
Rexnord LLC
Term Loan, 3.75%, Maturing April 2, 2018		3,049	3,087,049

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
RGIS Services, LLC
Term Loan, 4.53%, Maturing October 18, 2016	2,620	$2,636,026
Term Loan, 5.50%, Maturing October 18, 2017	1,559	1,579,715
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,481	1,491,746
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	750,625
Spectrum Brands, Inc.
Term Loan, 4.51%, Maturing December 17, 2019	3,585	3,635,674
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018	1,834	1,854,337

		$18,798,040

Containers and Glass Products — 1.8%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 7, 2020	2,400	$2,403,751
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017	2,943	2,980,635
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	546	552,698
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018	3,706	3,747,408
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018	590	597,606
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	695	699,092
Waddington North America Inc.
Term Loan, Maturing May 15, 2020(2)	425	427,922

		$11,409,112

Cosmetics / Toiletries — 1.0%
Bausch & Lomb, Inc.
Term Loan, 4.00%, Maturing May 17, 2019	3,350	$3,365,505
Prestige Brands, Inc.
Term Loan, 3.75%, Maturing January 31, 2019	371	375,314
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	2,425	2,448,493

		$6,189,312

Drugs — 1.2%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	495	$499,641
Term Loan, 5.50%, Maturing February 10, 2017	2,082	2,095,138

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019		1,318	$1,326,486
Warner Chilcott Company, LLC
Term Loan, 3.75%, Maturing March 17, 2016		302	304,013
Term Loan, 4.25%, Maturing March 15, 2018		505	511,948
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018		620	628,911
Term Loan, 4.25%, Maturing March 15, 2018		1,425	1,444,754
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018		1,123	1,138,483

			$7,949,374

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019		2,195	$2,212,330
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019		574	581,270
Viking Consortium Borrower Limited
Term Loan - Second Lien, 6.59%, Maturing March 31, 2016(5)	GBP	542	220,151

			$3,013,751

Electronics / Electrical — 10.2%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 9, 2019		1,906	$1,924,966
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016		2,287	2,314,477
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		3,630	3,685,811
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018		598	602,537
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018		2,254	2,277,949
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 8, 2020		1,350	1,348,312
Dealer Computer Services, Inc.
Term Loan, 2.19%, Maturing April 21, 2016		2,241	2,261,730
DG FastChannel, Inc.
Term Loan, 7.25%, Maturing July 26, 2018		2,957	2,945,488
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018		3,898	3,952,090
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020		1,462	1,479,732

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing March 2, 2020	3,225	$3,249,994
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019	374	376,985
Infor (US), Inc.
Term Loan, 5.34%, Maturing April 5, 2018	5,633	5,702,036
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 15, 2019	1,050	1,057,219
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	1,563	1,587,125
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	1,528	1,541,299
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	2,517	2,578,657
Term Loan, 4.75%, Maturing January 11, 2020	1,022	1,046,081
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	850	856,375
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	5,468	5,565,525
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	650	688,459
SafeNet Inc.
Term Loan, 2.73%, Maturing April 12, 2014	492	493,339
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	1,376	1,394,165
Serena Software, Inc.
Term Loan, 4.20%, Maturing March 10, 2016	991	997,416
Term Loan, 5.00%, Maturing March 10, 2016	375	377,578
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	1,117	1,126,332
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	633	642,974
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	1,263	1,278,516
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	1,523	1,536,544
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	846	856,212
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	134	135,511
Term Loan, 5.00%, Maturing June 7, 2019	1,299	1,309,128
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	1,446	1,460,839
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	625	635,937

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	246	$247,162
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 2, 2019	1,100	1,115,125
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 24, 2019	1,822	1,843,320
Term Loan - Second Lien, 9.25%, Maturing April 24, 2020	500	510,000
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	2,744	2,774,607

		$65,777,552

Equipment Leasing — 0.8%
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	1,920	$1,933,089
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	3,167	3,198,334

		$5,131,423

Financial Intermediaries — 5.9%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	925	$937,430
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	1,359	1,376,367
Citco Funding LLC
Term Loan, 4.25%, Maturing May 23, 2018	2,316	2,325,645
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	599	607,478
First Data Corporation
Term Loan, 4.20%, Maturing March 23, 2018	4,136	4,126,501
Term Loan, 4.20%, Maturing September 24, 2018	2,100	2,095,844
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	1,307	1,302,351
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 23, 2018	741	748,847
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	953	960,188
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	1,019	1,021,882
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	725	726,057
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	4,266	4,265,500

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	1,110	$1,129,741
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	1,072	1,080,333
Moneygram International, Inc
Term Loan, 4.25%, Maturing March 20, 2020	475	478,563
Nuveen Investments, Inc.
Term Loan, 4.19%, Maturing May 13, 2017	6,728	6,776,154
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,375	1,397,558
Oz Management LP
Term Loan, 1.70%, Maturing November 15, 2016	1,485	1,389,806
RJO Holdings Corp.
Term Loan, 6.20%, Maturing December 10, 2015(3)	15	12,487
Term Loan, 6.95%, Maturing December 10, 2015(3)	479	376,555
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	3,841	3,892,990
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017	1,376	1,396,405

		$38,424,682

Food Products — 6.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	1,446	$1,457,223
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018	730	722,541
Blue Buffalo Company, Ltd.
Term Loan, 4.50%, Maturing August 8, 2019	1,468	1,480,935
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018	1,128	1,135,347
CSM Bakery Supplies
Term Loan, Maturing May 22, 2020(2)	1,150	1,148,563
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018	5,712	5,756,761
Dole Food Company Inc.
Term Loan, 3.75%, Maturing April 1, 2020	1,800	1,811,437
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 7, 2018	1,315	1,328,223
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017	675	681,635
HJ Heinz Co.
Term Loan, Maturing March 27, 2020(2)	11,625	11,756,560
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018	1,105	1,117,790

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		715	$726,137
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		6,809	6,880,129
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		4,175	4,192,815

			$40,196,096

Food Service — 6.1%
Aramark Corporation
Term Loan, 3.69%, Maturing July 26, 2016		5,298	$5,361,767
Term Loan, 3.70%, Maturing July 26, 2016		194	196,081
Term Loan, 3.70%, Maturing July 26, 2016		348	352,616
Term Loan, 3.75%, Maturing July 26, 2016		2,401	2,431,172
Term Loan, 4.01%, Maturing July 26, 2016	GBP	1,188	1,786,243
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019		498	504,963
Buffets, Inc.
Term Loan, 0.16%, Maturing April 22, 2015(3)		103	103,347
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		2,886	2,919,757
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		398	401,234
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		1,158	1,171,896
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		3,386	3,407,404
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		2,857	2,896,598
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018		736	749,134
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		2,901	2,907,151
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019		473	480,305
Sagittarius Restaurants, LLC
Term Loan, 7.25%, Maturing October 1, 2018		675	679,641
US Foods, Inc.
Term Loan, 5.75%, Maturing March 31, 2017		4,206	4,245,118
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		7,625	7,643,239
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		1,505	1,513,019

			$39,750,685

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 4.1%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		1,241	$1,250,078
Term Loan, 4.75%, Maturing March 21, 2019		809	812,287
Alliance Boots Holdings Limited
Term Loan, 3.58%, Maturing July 10, 2017	EUR	1,000	1,300,026
Term Loan, 3.99%, Maturing July 10, 2017	GBP	7,000	10,631,995
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		5,780	5,830,180
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		498	504,341
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		2,575	2,604,291
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		500	518,437
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		3,074	3,068,703

			$26,520,338

Health Care — 17.1%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		520	$526,767
Term Loan, 4.25%, Maturing June 30, 2017		642	650,701
Term Loan, 4.25%, Maturing June 30, 2017		2,610	2,645,162
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		424	424,730
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016		934	939,380
Term Loan, Maturing June 3, 2019(2)		262	260,595
Term Loan, Maturing June 3, 2019(2)		1,113	1,107,529
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		625	628,386
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		3,083	3,136,785
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019		499	507,166
Biomet Inc.
Term Loan, 3.97%, Maturing July 25, 2017		6,213	6,272,005
BSN Medical Acquisition Holding GmbH
Term Loan, 5.00%, Maturing August 28, 2019		650	659,750
Catalent Pharma Solutions Inc.
Term Loan, 3.69%, Maturing September 15, 2016		2,309	2,325,963
Term Loan, 4.25%, Maturing September 15, 2017		1,261	1,271,098
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 22, 2019		716	727,184

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Community Health Systems, Inc.
Term Loan, 3.77%, Maturing January 25, 2017	6,791	$6,856,575
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016	1,474	1,496,778
CRC Health Corporation
Term Loan, 4.78%, Maturing November 16, 2015	1,974	1,986,775
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	3,324	3,364,213
Term Loan, 4.00%, Maturing November 1, 2019	3,491	3,531,738
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017	1,578	1,599,876
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	1,461	1,418,189
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	1,641	1,657,157
Emergency Medical Services Corporation
Term Loan, 4.00%, Maturing May 25, 2018	2,029	2,046,965
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	3,259	3,292,001
Hanger Orthopedic Group, Inc.
Term Loan, 4.43%, Maturing December 1, 2016	731	735,946
HCA, Inc.
Term Loan, 3.03%, Maturing March 31, 2017	7,202	7,237,722
Term Loan, 2.94%, Maturing May 1, 2018	3,540	3,558,163
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	2,629	2,653,830
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	2,084	2,103,046
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,862	1,877,911
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	1,139	1,131,753
Term Loan, 7.75%, Maturing May 15, 2018	2,476	2,460,392
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	1,865	1,866,904
Kinetic Concepts, Inc.
Term Loan, 5.50%, Maturing May 4, 2018	4,518	4,595,060
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	620	635,820
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	663	669,883
Medpace, Inc.
Term Loan, 5.50%, Maturing June 16, 2017	707	712,375
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing October 9, 2017	796	809,984

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing October 26, 2017	579	$589,079
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	3,892	3,929,390
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	643	648,795
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	995	1,004,121
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	1,603	1,610,949
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018	2,170	2,194,421
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.00%, Maturing April 30, 2018	547	531,638
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018	1,892	1,904,630
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019	616	620,793
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018	1,571	1,588,041
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	720	728,405
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 15, 2020	375	378,750
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	1,646	1,654,431
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 1, 2019	1,841	1,853,382
Universal Health Services, Inc.
Term Loan, 2.45%, Maturing November 15, 2016	1,200	1,213,938
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	2,087	2,104,090
Term Loan, 3.50%, Maturing December 11, 2019	3,244	3,271,303
Vanguard Health Holding Company II, LLC
Term Loan, 3.75%, Maturing January 29, 2016	2,249	2,277,849
VWR Funding, Inc.
Term Loan, 4.19%, Maturing April 3, 2017	748	755,139
Term Loan, 4.44%, Maturing April 3, 2017	1,055	1,065,317

		$110,306,718

Home Furnishings — 0.6%
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019	1,845	$1,861,522

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Home Furnishings (continued)
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing December 31, 2019	1,729	$1,734,608

		$3,596,130

Industrial Equipment — 1.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing February 1, 2020	800	$806,143
Colfax Corporation
Term Loan, 3.25%, Maturing January 11, 2019	798	804,650
Excelitas Technologies Corp.
Term Loan, 5.00%, Maturing November 23, 2016	972	976,938
Generac Power Systems, Inc.
Term Loan, Maturing May 30, 2020(2)	1,900	1,895,250
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018	1,090	1,103,757
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	3,195	3,235,061
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017	146	147,893
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	525	526,312
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017	875	887,355
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	1,098	1,101,126
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017	597	607,408
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	381	385,351

		$12,477,244

Insurance — 4.2%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	2,219	$2,249,262
AmWINS Group, Inc.
Term Loan, 5.00%, Maturing September 6, 2019	4,514	4,564,467
Applied Systems, Inc.
Term Loan, 4.25%, Maturing June 8, 2017	2,603	2,632,341
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	9,701	9,789,614
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	499	503,180
Compass Investors Inc.
Term Loan, 5.25%, Maturing December 27, 2019	2,369	2,392,753

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 6, 2020	550	$556,531
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	1,023	1,031,375
Hub International Limited
Term Loan, 3.69%, Maturing June 13, 2017	3,291	3,318,759

		$27,038,282

Leisure Goods / Activities / Movies — 6.0%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	2,625	$2,638,398
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	3,583	3,610,624
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	1,022	1,031,384
Cedar Fair, L.P.
Term Loan, 3.25%, Maturing March 6, 2020	1,400	1,416,625
ClubCorp Club Operations, Inc.
Term Loan, 5.00%, Maturing November 30, 2016	2,580	2,621,882
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing June 1, 2016	968	973,287
Delta 2 (LUX) S.a.r.l.
Term Loan, 6.00%, Maturing April 30, 2019	2,228	2,263,291
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	1,350	1,362,656
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	525	531,562
Hoyts Group Holdings LLC
Term Loan, Maturing May 22, 2020(2)	525	528,938
Term Loan - Second Lien, Maturing November 20, 2020(2)	1,000	1,017,500
Kasima, LLC
Term Loan, 3.25%, Maturing May 14, 2021	1,075	1,080,599
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	2,943	2,975,123
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018	1,330	904,289
Revolution Studios Distribution Company, LLC
Term Loan, 3.95%, Maturing December 21, 2014(3)	794	665,257
Term Loan - Second Lien, 7.20%, Maturing June 21, 2015(3)	900	652,680
Scientific Games International, Inc.
Term Loan, Maturing May 22, 2020(2)	4,050	4,031,439
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	3,154	3,158,003

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018		1,621	$1,645,826
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018		1,846	1,873,494
WMG Acquisition Corp.
Term Loan, Maturing July 1, 2020(2)		80	80,287
Term Loan, Maturing July 1, 2020(2)		520	518,213
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020		3,217	3,239,054

			$38,820,411

Lodging and Casinos — 2.6%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		482	$489,025
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		1,132	1,139,816
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		2,902	2,917,616
Term Loan, 5.44%, Maturing January 26, 2018		3,024	2,716,052
Gala Group LTD
Term Loan, 5.50%, Maturing May 25, 2018	GBP	2,850	4,347,067
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		2,743	2,751,012
Penn National Gaming, Inc.
Term Loan, 3.75%, Maturing July 16, 2018		351	354,583
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		644	647,120
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 15, 2020		300	301,625
Seminole Tribe of Florida
Term Loan, 3.00%, Maturing April 29, 2020		725	728,852
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		347	351,264

			$16,744,032

Nonferrous Metals / Minerals — 2.6%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing March 22, 2020		900	$899,719
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		4,002	4,052,585
Constellium Holdco B.V.
Term Loan, 6.25%, Maturing March 25, 2020		575	589,375
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		2,924	2,949,036

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Murray Energy Corporation
Term Loan, Maturing May 24, 2019(2)	425	$429,250
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,139	1,148,462
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	3,011	3,064,768
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.69%, Maturing May 8, 2016	1,944	1,955,213
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	1,314	1,261,824
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	500	473,750

		$16,823,982

Oil and Gas — 4.5%
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	189	$191,482
Term Loan, 9.00%, Maturing June 23, 2017	2,447	2,501,884
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	1,159	1,180,419
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	1,316	1,331,675
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	1,580	1,561,618
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	2,574	2,611,001
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	8,312	8,391,430
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	2,384	2,408,036
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	525	527,625
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	950	959,500
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	2,255	2,290,177
Term Loan, 5.00%, Maturing September 25, 2019	183	185,360
Term Loan, 5.00%, Maturing September 25, 2019	299	303,467
Tallgrass Operations, LLC
Term Loan, 5.25%, Maturing November 13, 2018	1,297	1,310,906
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	3,320	3,363,723

		$29,118,303

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 5.4%
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017	3,394	$3,397,509
Aster Zweite Beteiligungs GmbH
Term Loan, 5.53%, Maturing December 31, 2014	1,665	1,680,025
Term Loan, 5.53%, Maturing December 31, 2014	1,683	1,705,152
Term Loan, 5.53%, Maturing December 31, 2016	93	94,164
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,387	5,428,822
Instant Web, Inc.
Term Loan, 3.57%, Maturing August 7, 2014	183	133,913
Term Loan, 3.57%, Maturing August 7, 2014	1,760	1,284,620
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018	3,966	3,992,948
John Henry Holdings, Inc.
Term Loan, 6.00%, Maturing December 6, 2018	673	684,254
Lamar Media Corporation
Term Loan, 4.00%, Maturing December 30, 2016	39	38,931
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018	8,785	8,818,145
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019	925	923,458
MediaNews Group Inc.
Term Loan, 8.50%, Maturing March 19, 2014	94	94,682
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018	773	779,827
Nelson Education Ltd.
Term Loan, 2.78%, Maturing July 3, 2014	462	377,853
Nielsen Finance LLC
Term Loan, 2.95%, Maturing May 2, 2016	1,933	1,953,974
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 2, 2020	1,150	1,137,063
Source Interlink Companies, Inc.
Term Loan, 15.00%, Maturing March 18, 2014(3)(5)	814	125,319
Term Loan - Second Lien, 10.75%, Maturing June 18, 2013(3)(5)	884	685,908
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019	1,895	1,920,908

		$35,257,475

Radio and Television — 4.4%
Clear Channel Communications, Inc.
Term Loan, 3.84%, Maturing January 29, 2016	1,516	$1,403,762

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		7,105	$7,211,093
Term Loan - Second Lien, 7.50%, Maturing September 16, 2019		1,000	1,040,833
Entercom Radio, LLC
Term Loan, 5.01%, Maturing November 23, 2018		538	547,418
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		1,542	1,566,658
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		1,554	1,575,166
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 28, 2017		806	816,555
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		667	673,231
Mediacom Communications Corp.
Term Loan, 3.25%, Maturing January 29, 2021		1,100	1,104,813
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		461	467,480
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		1,089	1,109,855
Nine Entertainment Group Limited
Term Loan, 3.50%, Maturing February 5, 2020		825	831,359
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		983	992,325
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		575	579,492
Sterling Entertainment Enterprises, LLC
Term Loan, Maturing December 28, 2017(2)		825	814,605
Univision Communications Inc.
Term Loan, 4.50%, Maturing March 2, 2020		5,524	5,521,573
Weather Channel
Term Loan, 3.50%, Maturing February 13, 2017		2,220	2,244,367

			$28,500,585

Retailers (Except Food and Drug) — 6.8%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		1,558	$1,574,041
B&M Retail Limited
Term Loan, 6.01%, Maturing February 18, 2020	GBP	1,925	2,932,886
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		1,543	1,557,016
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		4,750	4,744,063
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		748	758,646

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		744	$754,930
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		1,287	1,299,568
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing November 14, 2017		1,117	1,133,869
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		1,789	1,803,397
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,924	1,945,431
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,850	2,871,067
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		889	906,525
Neiman Marcus Group, Inc. (The)
Term Loan, 4.00%, Maturing May 16, 2018		5,225	5,235,262
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		547	550,671
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		2,521	2,535,684
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		524	530,888
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,356	2,382,377
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		1,981	1,959,885
Term Loan, 4.25%, Maturing August 7, 2019		672	667,427
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		1,621	1,628,360
Term Loan, 4.45%, Maturing January 31, 2017		2,922	2,943,183
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		1,463	1,432,586
Vivarte SA
Term Loan, 2.33%, Maturing March 9, 2015	EUR	29	30,637
Term Loan, 2.33%, Maturing March 9, 2015	EUR	62	66,985
Term Loan, 2.33%, Maturing March 9, 2015	EUR	347	372,313
Term Loan, 2.83%, Maturing March 8, 2016	EUR	18	19,732
Term Loan, 2.83%, Maturing March 8, 2016	EUR	71	76,332
Term Loan, 2.83%, Maturing March 8, 2016	EUR	440	472,531
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		707	718,804

			$43,905,096

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 2.1%
Ameriforge Group, Inc.
Term Loan, 6.00%, Maturing December 19, 2019		599	$605,981
Term Loan - Second Lien, 8.75%, Maturing December 18, 2020		200	206,000
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		1,169	1,186,662
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		6,542	6,592,100
JFB Firth Rixson Inc.
Term Loan, 5.00%, Maturing June 30, 2017	GBP	748	1,147,499
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		760	769,483
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing October 4, 2013		925	920,375
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		174	175,293
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017		1,266	1,275,458
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		697	705,642

			$13,584,493

Surface Transport — 1.1%
Hertz Corporation, (The)
Term Loan, 3.00%, Maturing March 11, 2018		3,896	$3,909,500
Term Loan, 3.75%, Maturing March 11, 2018		2,045	2,060,531
Swift Transportation Co. Inc.
Term Loan, 4.00%, Maturing December 21, 2017		1,353	1,371,533

			$7,341,564

Telecommunications — 5.6%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.75%, Maturing October 21, 2016		738	$736,531
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		1,175	1,176,837
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020		425	427,656
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		549	552,397
Term Loan, 4.75%, Maturing March 9, 2020		3,325	3,347,859
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019		2,074	2,083,688
Intelsat Jackson Holdings Ltd.
Term Loan, 4.25%, Maturing April 2, 2018		11,570	11,670,908

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Mitel Networks Corporation
Term Loan, 7.00%, Maturing February 27, 2019	823	$832,710
Oberthur Technologies Holding SAS
Term Loan, 6.25%, Maturing March 30, 2019	622	622,652
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	379	382,033
Term Loan, 3.75%, Maturing September 27, 2019	174	176,134
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,375	1,385,313
Term Loan, 5.00%, Maturing April 23, 2019	2,084	2,098,579
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	7,742	7,799,561
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	981	991,296
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	2,042	2,064,004

		$36,348,158

Utilities — 3.4%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	3,014	$3,050,739
Calpine Construction Finance Company, L.P.
Term Loan, Maturing May 3, 2020(2)	1,150	1,146,837
Term Loan, Maturing January 3, 2022(2)	425	426,139
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	1,056	1,070,050
Term Loan, 4.00%, Maturing April 2, 2018	3,112	3,147,802
Term Loan, 4.00%, Maturing October 9, 2019	945	957,834
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,077	1,083,542
Equipower Resources Holdings LLC
Term Loan, Maturing December 15, 2020(2)	650	654,062
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	672	680,733
NRG Energy, Inc.
Term Loan, 3.25%, Maturing July 2, 2018	4,888	4,945,371
Raven Power Finance, LLC
Term Loan, 7.25%, Maturing November 15, 2018	574	587,901
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.72%, Maturing October 10, 2017	6,000	4,367,134

		$22,118,144

Total Senior Floating-Rate Interests (identified cost $933,450,213)		$938,146,499

Corporate Bonds & Notes — 11.8%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.0%(6)
GenCorp, Inc.
7.125%, 3/15/21(7)	50	$53,750

		$53,750

Automotive — 0.1%
American Axle & Manufacturing, Inc.
9.25%, 1/15/17(7)	120	$130,500
General Motors Financial Co., Inc.
2.75%, 5/15/16(7)	5	5,002
4.75%, 8/15/17(7)	75	79,500
3.25%, 5/15/18(7)	60	59,625
4.25%, 5/15/23(7)	40	39,100
LKQ Corp.
4.75%, 5/15/23(7)	30	30,000
Navistar International Corp.
8.25%, 11/1/21	105	107,494

		$451,221

Beverage and Tobacco — 0.0%(6)
Constellation Brands, Inc.
6.00%, 5/1/22	70	$78,925
4.25%, 5/1/23	105	103,425

		$182,350

Brokers, Dealers and Investment Houses — 0.0%(6)
Alliance Data Systems Corp.
6.375%, 4/1/20(7)	55	$59,675
E*TRADE Financial Corp.
6.00%, 11/15/17	15	15,712
6.375%, 11/15/19	45	47,475

		$122,862

Building and Development — 0.1%
American Builders & Contractors Supply Co., Inc.
5.625%, 4/15/21(7)	35	$35,525
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(7)	55	59,125
Builders FirstSource, Inc.
7.625%, 6/1/21(7)	70	70,525

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
HD Supply, Inc.
8.125%, 4/15/19	40	$44,600
7.50%, 7/15/20(7)	30	31,875
11.50%, 7/15/20	35	41,212
Interline Brands, Inc.
10.00%, 11/15/18(5)	140	140,975
Nortek, Inc.
10.00%, 12/1/18	90	100,350
8.50%, 4/15/21(7)	50	54,500

		$578,687

Business Equipment and Services — 0.1%
Education Management, LLC/Education Management Finance Corp.
15.00%, 7/1/18(7)	56	$59,614
FTI Consulting, Inc.
6.00%, 11/15/22(7)	40	42,500
Hertz Corp. (The)
6.25%, 10/15/22	55	60,019
IMS Health Incorporated
6.00%, 11/1/20(7)	80	84,800
MDC Partners, Inc.
6.75%, 4/1/20(7)	35	35,962
TransUnion Holding Co., Inc.
8.125%, 6/15/18(5)(7)	110	117,425

		$400,320

Cable and Satellite Television — 0.3%
AMC Networks, Inc.
4.75%, 12/15/22	35	$35,087
CCO Holdings, LLC/CCO Capital Corp.
5.25%, 9/30/22	200	201,000
5.75%, 1/15/24	70	70,875
DISH DBS Corp.
6.75%, 6/1/21	210	223,125
5.875%, 7/15/22	70	70,525
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)	1,000	1,025,000

		$1,625,612

Chemicals and Plastics — 1.6%
Ashland, Inc.
3.00%, 3/15/16(7)	15	$15,206

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Hexion US Finance Corp.
6.625%, 4/15/20(7)		1,075	$1,123,375
6.625%, 4/15/20		2,000	2,090,000
Ineos Finance PLC
7.25%, 2/15/19(7)	EUR	1,000	1,382,609
8.375%, 2/15/19(7)		1,950	2,181,562
7.50%, 5/1/20(7)		900	992,250
Milacron, LLC/Mcron Finance Corp.
7.75%, 2/15/21(7)		20	21,100
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		130	133,088
TPC Group, Inc.
8.75%, 12/15/20(7)		55	58,300
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(7)		2,150	2,147,312
Tronox Finance, LLC
6.375%, 8/15/20(7)		160	158,000

			$10,302,802

Clothing / Textiles — 0.0%(6)
Levi Strauss & Co.
6.875%, 5/1/22(7)		40	$44,550
SIWF Merger Sub, Inc./Springs Industries, Inc.
6.25%, 6/1/21(7)		55	54,863

			$99,413

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(7)		50	$51,625
General Cable Corp.
5.75%, 10/1/22(7)		80	82,800
Harbinger Group, Inc.
7.875%, 7/15/19(7)		35	37,450
Spectrum Brands Escrow Corp.
6.375%, 11/15/20(7)		50	53,813
6.625%, 11/15/22(7)		75	81,187

			$306,875

Containers and Glass Products — 0.7%
BOE Merger Corp.
9.50%, 11/1/17(5)(7)		85	$89,037
Crown Americas, LLC/Crown Americas Capital Corp. IV
4.50%, 1/15/23(7)		50	49,125

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings Inc.
5.75%, 10/15/20		4,350	$4,426,125
Sealed Air Corp.
8.375%, 9/15/21(7)		10	11,600

			$4,575,887

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(5)(7)		135	$139,725
Party City Holdings, Inc.
8.875%, 8/1/20(7)		130	146,575
Sun Products Corp. (The)
7.75%, 3/15/21(7)		70	71,050

			$357,350

Diversified Financial Services — 0.3%
KION Finance SA
4.703%, 2/15/20(7)(8)	EUR	1,450	$1,916,676

			$1,916,676

Drugs — 0.0%(6)
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(7)		245	$258,475

			$258,475

Ecological Services and Equipment — 0.0%(6)
ADS Waste Holdings, Inc.
8.25%, 10/1/20(7)		55	$59,262
Clean Harbors, Inc.
5.25%, 8/1/20		50	52,375
5.125%, 6/1/21		25	25,875

			$137,512

Electronics / Electrical — 0.1%
Ceridian Corp.
11.00%, 3/15/21(7)		20	$22,950
CommScope Holding Co., Inc.
6.625%, 6/1/20(5)(7)		55	54,588
Infor US, Inc.
9.375%, 4/1/19		65	73,612
NCR Corp.
5.00%, 7/15/22		65	65,812

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Nuance Communications, Inc.
5.375%, 8/15/20(7)		120	$122,100

			$339,062

Equipment Leasing — 0.3%
Air Lease Corp.
4.50%, 1/15/16		265	$272,950
International Lease Finance Corp.
5.65%, 6/1/14		1,000	1,040,000
6.75%, 9/1/16(7)		400	454,500
7.125%, 9/1/18(7)		400	473,500

			$2,240,950

Financial Intermediaries — 1.2%
Ally Financial, Inc.
2.475%, 12/1/14(8)		35	$35,187
0.00%, 6/15/15		80	75,416
4.625%, 6/26/15		535	559,295
CIT Group, Inc.
5.50%, 2/15/19(7)		45	48,938
5.375%, 5/15/20		10	10,825
5.00%, 8/15/22		20	21,397
First Data Corp.
7.375%, 6/15/19(7)		1,000	1,060,000
6.75%, 11/1/20(7)		1,640	1,722,000
11.25%, 1/15/21(7)		65	66,788
10.625%, 6/15/21(7)		65	65,650
Ford Motor Credit Co., LLC
12.00%, 5/15/15		2,250	2,708,523
Lender Processing Services, Inc.
5.75%, 4/15/23		80	88,800
Nuveen Investments, Inc.
9.50%, 10/15/20(7)		135	145,462
UPCB Finance II, Ltd.
6.375%, 7/1/20(7)	EUR	1,000	1,383,258

			$7,991,539

Food Products — 0.0%(6)
B&G Foods, Inc.
4.625%, 6/1/21		25	$25,063
Michael Foods Holding, Inc.
8.50%, 7/15/18(5)(7)		50	52,875

			$77,938

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food Service — 0.0%(6)
Aramark Corp.
5.75%, 3/15/20(7)	35	$36,400

		$36,400

Food / Drug Retailers — 0.0%(6)
Pantry, Inc. (The)
8.375%, 8/1/20	75	$82,406

		$82,406

Health Care — 0.9%
Accellent, Inc.
8.375%, 2/1/17	180	$190,350
Air Medical Group Holdings, Inc.
9.25%, 11/1/18	4	4,410
Alere, Inc.
8.625%, 10/1/18	45	48,938
6.50%, 6/15/20(7)	35	35,306
Amsurg Corp.
5.625%, 11/30/20	20	20,050
Biomet, Inc.
6.50%, 8/1/20(7)	115	121,469
CDRT Holding Corp.
9.25%, 10/1/17(5)(7)	90	92,925
Community Health Systems, Inc.
5.125%, 8/15/18	2,445	2,555,025
7.125%, 7/15/20	130	142,837
DaVita, Inc.
5.75%, 8/15/22	225	240,750
DJO Finance, LLC/DJO Finance Corp.
8.75%, 3/15/18	20	22,200
HCA Holdings, Inc.
6.25%, 2/15/21	90	96,525
HCA, Inc.
4.75%, 5/1/23	1,200	1,200,000
Hologic, Inc.
6.25%, 8/1/20	265	284,544
INC Research, LLC
11.50%, 7/15/19(7)	55	59,400
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	50	54,375
Tenet Healthcare Corp.
4.375%, 10/1/21(7)	675	655,594
United Surgical Partners International, Inc.
9.00%, 4/1/20	65	72,962

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
VWR Funding, Inc.
7.25%, 9/15/17		190	$203,300

			$6,100,960

Home Furnishings — 0.2%
Libbey Glass, Inc.
6.875%, 5/15/20		752	$817,800
Sanitec Corp.
4.953%, 5/15/18(7)(8)	EUR	300	390,939
Tempur-Pedic International, Inc.
6.875%, 12/15/20(7)		40	43,350

			$1,252,089

Homebuilders / Real Estate — 0.0%(6)
BC Mountain, LLC/BC Mountain Finance, Inc.
7.00%, 2/1/21(7)		65	$69,063

			$69,063

Industrial Equipment — 0.0%(6)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(7)(11)		87	$69,670
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		70	74,638

			$144,308

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(7)		50	$52,625
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		1,175	1,279,281
Hub International, Ltd.
8.125%, 10/15/18(7)		70	75,600
Onex USI Acquisition Corp.
7.75%, 1/15/21(7)		115	118,738
Towergate Finance PLC
6.006%, 2/15/18(7)(8)	GBP	700	1,060,920

			$2,587,164

Leisure Goods / Activities / Movies — 0.2%
AMC Entertainment, Inc.
8.75%, 6/1/19		85	$93,712
Bombardier, Inc.
4.25%, 1/15/16(7)		50	52,000
6.125%, 1/15/23(7)		35	36,750

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
National CineMedia, LLC
6.00%, 4/15/22	835	$899,712
NCL Corp., Ltd.
5.00%, 2/15/18(7)	30	30,750
Regal Entertainment Group
5.75%, 2/1/25	30	30,075
Royal Caribbean Cruises
7.00%, 6/15/13	105	105,131
6.875%, 12/1/13	40	41,000
7.25%, 6/15/16	25	28,438
7.25%, 3/15/18	50	57,500
Seven Seas Cruises, S. de R.L.
9.125%, 5/15/19	75	82,313
Viking Cruises, Ltd.
8.50%, 10/15/22(7)	65	73,450
WMG Acquisition Corp.
6.00%, 1/15/21(7)	50	53,000

		$1,583,831

Lodging and Casinos — 1.0%
Buffalo Thunder Development Authority
9.375%, 12/15/14(7)(9)	535	$163,175
Caesars Entertainment Operating Co., Inc.
11.25%, 6/1/17	1,000	1,047,500
8.50%, 2/15/20	2,375	2,269,609
Caesars Operating Escrow, LLC/Caesars Escrow Corp.
9.00%, 2/15/20(7)	630	609,525
9.00%, 2/15/20(7)	1,300	1,257,750
Inn of the Mountain Gods Resort & Casino
8.75%, 11/30/20(7)	66	66,000
MGM Resorts International
6.625%, 12/15/21	120	130,200
7.75%, 3/15/22	30	34,350
Mohegan Tribal Gaming Authority
10.50%, 12/15/16(7)	105	104,738
11.00%, 9/15/18(7)	50	49,125
Station Casinos, LLC
7.50%, 3/1/21(7)	85	89,463
Sugarhouse HSP Gaming Prop Mezz, LP/Sugarhouse HSP Gaming Finance Corp.
6.375%, 6/1/21(7)	20	20,200
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(7)	345	313,950

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Waterford Gaming, LLC
8.625%, 9/15/14(3)(7)	178	$90,237

		$6,245,822

Mining, Steel, Iron and Nonprecious Metals — 0.1%
ArcelorMittal
6.75%, 2/25/22	25	$26,875
Eldorado Gold Corp.
6.125%, 12/15/20(7)	135	137,700
IAMGOLD Corp.
6.75%, 10/1/20(7)	100	92,000
Inmet Mining Corp.
8.75%, 6/1/20(7)	30	32,475
7.50%, 6/1/21(7)	50	51,125

		$340,175

Nonferrous Metals / Minerals — 0.0%(6)
New Gold, Inc.
7.00%, 4/15/20(7)	45	$47,925
6.25%, 11/15/22(7)	70	72,450
Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II
6.50%, 5/15/21(7)	40	40,250

		$160,625

Oil and Gas — 0.5%
Atlas Energy Holdings Operating Co., LLC
7.75%, 1/15/21(7)	30	$29,700
Atlas Pipeline Partners, LP
4.75%, 11/15/21(7)	30	29,288
Bonanza Creek Energy, Inc.
6.75%, 4/15/21(7)	55	57,750
Bristow Group, Inc.
6.25%, 10/15/22	85	92,544
Chesapeake Energy Corp.
6.125%, 2/15/21	140	153,300
5.75%, 3/15/23	85	88,612
Concho Resources, Inc.
5.50%, 4/1/23	170	174,675
Continental Resources, Inc.
5.00%, 9/15/22	165	171,600
4.50%, 4/15/23(7)	70	70,787
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(7)	70	72,450

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22(7)	130	$135,200
EP Energy, LLC/EP Energy Finance, Inc.
6.875%, 5/1/19	190	206,150
9.375%, 5/1/20	145	165,119
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	40	44,800
EPL Oil & Gas, Inc.
8.25%, 2/15/18(7)	80	86,200
FTS International Services, LLC/FTS International Bonds, Inc.
8.125%, 11/15/18(7)	26	27,820
Kodiak Oil & Gas Corp.
5.50%, 1/15/21(7)	15	15,581
Laredo Petroleum, Inc.
7.375%, 5/1/22	75	82,875
MEG Energy Corp.
6.375%, 1/30/23(7)	105	108,150
Newfield Exploration Co.
5.625%, 7/1/24	130	137,150
Oasis Petroleum, Inc.
6.875%, 1/15/23	140	153,300
Pacific Drilling SA
5.375%, 6/1/20(7)	50	49,625
Plains Exploration & Production Co.
6.875%, 2/15/23	195	221,569
Rockies Express Pipeline, LLC
6.00%, 1/15/19(7)	30	29,700
Rosetta Resources, Inc.
5.625%, 5/1/21	60	60,225
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21(7)	170	171,062
Sabine Pass LNG, L.P.
6.50%, 11/1/20(7)	105	110,512
SandRidge Energy, Inc.
7.50%, 3/15/21	30	31,050
8.125%, 10/15/22	5	5,363
Seadrill, Ltd.
5.625%, 9/15/17(7)	280	288,400
Seven Generations Energy, Ltd.
8.25%, 5/15/20(7)	35	36,575
SM Energy Co.
6.50%, 1/1/23	85	93,925
Tesoro Corp.
5.375%, 10/1/22	105	110,775

		$3,311,832

Security	Principal Amount* (000’s omitted)	Value

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(7)	645	$725,625
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21(7)	105	109,594

		$835,219

Radio and Television — 0.5%
Clear Channel Communications, Inc.
9.00%, 12/15/19(7)	953	$962,530
11.25%, 3/1/21(7)	50	54,375
Clear Channel Worldwide Holdings, Inc., Series A
6.50%, 11/15/22(7)	50	52,750
Clear Channel Worldwide Holdings, Inc., Series B
6.50%, 11/15/22(7)	140	148,400
Entravision Communications Corp.
8.75%, 8/1/17	844	907,300
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	71,400
Univision Communications, Inc.
6.75%, 9/15/22(7)	925	999,000
5.125%, 5/15/23(7)	65	64,025

		$3,259,780

Real Estate Investment Trusts (REITs) — 0.0%(6)
RHP Hotel Properties LP/RHP Finance Corp.
5.00%, 4/15/21(7)	50	$50,844

		$50,844

Retailers (Except Food and Drug) — 0.2%
Burlington Holdings, LLC/Burlington Holding Finance, Inc.
9.00%, 2/15/18(5)(7)	55	$56,169
Claire’s Stores, Inc.
8.875%, 3/15/19	15	16,163
9.00%, 3/15/19(7)	140	158,200
6.125%, 3/15/20(7)	45	47,138
7.75%, 6/1/20(7)	40	40,700
CST Brands, Inc.
5.00%, 5/1/23(7)	30	30,450
Michaels Stores, Inc.
7.75%, 11/1/18	150	163,500
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(5)(7)	115	119,025

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
PETCO Holdings, Inc.
8.50%, 10/15/17(5)(7)		215	$221,181
Radio Systems Corp.
8.375%, 11/1/19(7)		65	71,581
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22		185	195,637

			$1,119,744

Steel — 0.0%(6)
AK Steel Corp.
8.75%, 12/1/18(7)		35	$38,544

			$38,544

Surface Transport — 0.0%(6)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(7)		35	$37,013

			$37,013

Telecommunications — 1.3%
Avaya, Inc.
9.00%, 4/1/19(7)		50	$49,250
10.50%, 3/1/21(7)		489	412,914
Crown Castle International Corp.
5.25%, 1/15/23		105	106,706
Frontier Communications Corp.
7.625%, 4/15/24		55	57,888
Hughes Satellite Systems Corp.
6.50%, 6/15/19		1,000	1,097,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20		110	119,763
Intelsat Luxembourg SA
7.75%, 6/1/21(7)		160	168,800
8.125%, 6/1/23(7)		120	128,850
Lynx I Corp.
5.375%, 4/15/21(7)		1,025	1,071,125
6.00%, 4/15/21(7)	GBP	1,050	1,682,715
MetroPCS Wireless, Inc.
6.25%, 4/1/21(7)		135	141,919
6.625%, 4/1/23(7)		205	217,556
NII International Telecom SCA
7.875%, 8/15/19(7)		70	68,425
SBA Communications Corp.
5.625%, 10/1/19(7)		60	62,025

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
SBA Telecommunications, Inc.
5.75%, 7/15/20(7)		95	$99,156
Softbank Corp.
4.50%, 4/15/20(7)		200	203,171
Sprint Nextel Corp.
7.00%, 8/15/20		1,095	1,193,550
6.00%, 11/15/22		175	181,125
Wind Acquisition Finance SA
5.456%, 4/30/19(7)(8)	EUR	550	729,159
6.50%, 4/30/20(7)		525	542,063
Windstream Corp.
6.375%, 8/1/23		40	39,700

			$8,373,360

Utilities — 1.4%
AES Corp. (The)
4.875%, 5/15/23		35	$34,475
Calpine Corp.
7.50%, 2/15/21(7)		4,590	5,003,100
7.875%, 1/15/23(7)		3,442	3,803,410
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
6.875%, 8/15/17(7)		35	37,275

			$8,878,260

Total Corporate Bonds & Notes (identified cost $73,085,113)			$76,526,720

Asset-Backed Securities — 2.1%

Security		Principal Amount (000’s omitted)	Value
Avalon Capital Ltd. 3, Series 1A, Class D, 2.224%, 2/24/19(7)(8)		$589	$560,597
Babson Ltd., Series 2005-1A, Class C1, 2.227%, 4/15/19(7)(8)		753	728,439
Babson Ltd., Series 2013-IA, Class C, 2.973%, 4/20/25(7)(8)(10)		500	500,000
Babson Ltd., Series 2013-IA, Class D, 3.773%, 4/20/25(7)(8)(10)		400	389,520
Babson Ltd., Series 2013-IA, Class E, 4.673%, 4/20/25(7)(8)(10)		250	228,425
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.78%, 3/8/17(8)		985	1,016,377

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.028%, 7/17/19(8)	$750	$763,261
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.92%, 4/21/25(7)(8)(10)	2,925	2,869,031
Comstock Funding Ltd., Series 2006-1A, Class D, 4.523%, 5/30/20(7)(8)	692	668,269
Oak Hill Credit Partners, Series 2013-8A, Class C, 2.975%, 4/20/25(7)(8)	450	453,207
Oak Hill Credit Partners, Series 2013-8A, Class D, 3.775%, 4/20/25(7)(8)	500	495,495
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.025%, 7/17/25(7)(8)(10)	1,025	1,025,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.775%, 7/17/25(7)(8)(10)	1,025	998,145
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 5.175%, 7/17/25(7)(8)(10)	1,225	1,155,787
Race Point CLO, Ltd., Series 2012-7A, Class D, 4.525%, 11/8/24(7)(8)	1,750	1,770,632

Total Asset-Backed Securities (identified cost $13,472,580)		$13,622,185

Common Stocks — 1.6%

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(3)(11)(12)	20,780	$737,690

		$737,690

Building and Development — 0.1%
Panolam Holdings Co.(3)(12)(13)	280	$367,553
United Subcontractors, Inc.(3)(11)(12)	601	27,460

		$395,013

Financial Intermediaries — 0.0%(6)
RTS Investor Corp.(3)(11)(12)	168	$16,050

		$16,050

Food Service — 0.1%
Buffets Restaurants Holdings, Inc.(3)(11)(12)	50,495	$315,594

		$315,594

Leisure Goods / Activities / Movies — 0.6%
Metro-Goldwyn-Mayer Holdings, Inc.(11)(12)	66,174	$3,635,434

		$3,635,434

Security	Shares	Value

Lodging and Casinos — 0.1%
Greektown Superholdings, Inc.(12)	83	$6,640
Tropicana Entertainment, Inc.(3)(11)(12)	37,016	578,375

		$585,015

Nonferrous Metals / Minerals — 0.0%(6)
Euramax International, Inc.(3)(11)(12)	701	$157,770

		$157,770

Oil and Gas — 0.0%(6)
SemGroup Corp., Class A(12)	1,565	$81,881

		$81,881

Publishing — 0.5%
ION Media Networks, Inc.(3)(11)	4,429	$2,807,100
MediaNews Group, Inc.(3)(11)(12)	29,104	610,603
Source Interlink Companies, Inc.(3)(11)(12)	2,290	0

		$3,417,703

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(11)(12)	232	$852,600

		$852,600

Total Common Stocks (identified cost $5,362,451)		$10,194,750

Warrants — 0.0%(6)

Security	Shares	Value

Oil and Gas — 0.0%(6)
SemGroup Corp., Expires 11/30/14(12)	1,647	$49,056

		$49,056

Radio and Television — 0.0%(6)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	3	$11,025

		$11,025

Total Warrants (identified cost $5,172)		$60,081

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Portfolio of Investments — continued

Miscellaneous — 0.0%(6)

Security	Shares	Value

Oil and Gas — 0.0%(6)
SemGroup Corp., Escrow Certificate(12)	605,000	$16,637

Total Miscellaneous (identified cost $0)		$16,637

Short-Term Investments — 2.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.11%(14)	$18,329	$18,328,755

Total Short-Term Investments (identified cost $18,328,755)		$18,328,755

Total Investments — 163.4% (identified cost $1,043,704,284)		$1,056,895,627

Less Unfunded Loan Commitments — (0.0)%(6)		$(38,889)

Net Investments — 163.4% (identified cost $1,043,665,395)		$1,056,856,738

Notes Payable — (44.8)%		$(290,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (12.4)%		$(80,000,000)

Other Assets, Less Liabilities — (6.2)%		$(40,014,352)

Net Assets Applicable to Common Shares — 100.0%		$646,842,386

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor In Possession
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after May 31, 2013, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 14).

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2013, the aggregate value of these securities is $58,188,861 or 9.0% of the Trust’s net assets applicable to common shares.

(8)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2013.

(9)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	When-issued security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)	Restricted security (see Note 9).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2013.

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Statement of Assets and Liabilities

Assets	May 31, 2013
Unaffiliated investments, at value (identified cost, $1,025,336,640)	$1,038,527,983
Affiliated investment, at value (identified cost, $18,328,755)	18,328,755
Cash	9,563,083
Restricted cash*	2,248
Foreign currency, at value (identified cost, $10,617,277)	10,639,510
Interest receivable	5,511,131
Interest receivable from affiliated investment	1,188
Receivable for investments sold	4,503,705
Receivable for shares sold through shelf offering	385,634
Receivable for open forward foreign currency exchange contracts	234,747
Deferred offering costs	418,995
Prepaid upfront fees on variable rate term preferred shares	339,726
Tax reclaims receivable	745
Prepaid expenses and other assets	45,560
Receivable from affiliate	1,200
Total assets	$1,088,504,210

Liabilities
Notes payable	$290,000,000
Variable rate term preferred shares, at liquidation value	80,000,000
Payable for investments purchased	63,096,083
Payable for when-issued securities	7,165,908
Payable for open forward foreign currency exchange contracts	178,775
Payable to affiliates:
Investment adviser fee	633,278
Trustees’ fees	5,679
Interest payable	115,295
Accrued expenses	466,806
Total liabilities	$441,661,824
Net assets applicable to common shares	$646,842,386

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,673,357 shares issued and outstanding	$396,734
Additional paid-in capital	745,151,074
Accumulated net realized loss	(113,202,278)
Accumulated undistributed net investment income	1,226,262
Net unrealized appreciation	13,270,594
Net assets applicable to common shares	$646,842,386

Net Asset Value Per Common Share
($646,842,386 ÷ 39,673,357 common shares issued and outstanding)	$16.30

*	Represents restricted cash on deposit at the custodian as collateral for open derivative contracts.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Statement of Operations

Investment Income	Year Ended May 31, 2013
Interest and other income	$51,444,116
Dividends	1,077,115
Interest allocated from affiliated investment	22,957
Expenses allocated from affiliated investment	(2,382)
Total investment income	$52,541,806

Expenses
Investment adviser fee	$7,125,512
Trustees’ fees and expenses	35,213
Custodian fee	394,986
Transfer and dividend disbursing agent fees	18,132
Legal and accounting services	420,757
Amortization of offering costs	74,284
Printing and postage	85,130
Interest expense and fees	4,032,674
Auction preferred shares service fee	62,541
Miscellaneous	189,058
Total expenses	$12,438,287
Deduct —
Reduction of investment adviser fee	$35,317
Reduction of custodian fee	37
Total expense reductions	$35,354

Net expenses	$12,402,933

Net investment income	$40,138,873

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,392,941
Investment transactions allocated from affiliated investment	520
Foreign currency and forward foreign currency exchange contract transactions	931,205
Net realized gain	$6,324,666
Change in unrealized appreciation (depreciation) —
Investments	$21,019,566
Foreign currency and forward foreign currency exchange contracts	(842,198)
Net change in unrealized appreciation (depreciation)	$20,177,368

Net realized and unrealized gain	$26,502,034

Distributions to APS shareholders
From net investment income	$(915,192)

Discount on redemption and repurchase of auction preferred shares	$1,379,000

Net increase in net assets from operations	$67,104,715

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$40,138,873	$38,772,685
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	6,324,666	4,297,069
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	20,177,368	(17,875,101)
Distributions to APS shareholders —
From net investment income	(915,192)	(1,186,482)
Discount on redemption and repurchase of auction preferred shares	1,379,000	—
Net increase in net assets from operations	$67,104,715	$24,008,171
Distributions to common shareholders —
From net investment income	$(39,488,564)	$(38,389,236)
Total distributions to common shareholders	$(39,488,564)	$(38,389,236)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 7)	$35,966,994	$—
Reinvestment of distributions to common shareholders	1,248,451	502,012
Net increase in net assets from capital shares transactions	$37,215,445	$502,012

Net increase (decrease) in net assets	$64,831,596	$(13,879,053)

Net Assets Applicable to Common Shares
At beginning of year	$582,010,790	$595,889,843
At end of year	$646,842,386	$582,010,790

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,226,262	$245,739

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2013
Net increase in net assets from operations	$67,104,715
Distributions to auction preferred shareholders	915,192
Discount on redemption and repurchase of auction preferred shares	(1,379,000)
Net increase in net assets from operations excluding distributions to auction preferred shareholders and discount on redemption and repurchase of auction preferred shares	$66,640,907
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(495,433,458)
Investments sold and principal repayments	447,207,666
Decrease in short-term investments, net	3,989,561
Net amortization/accretion of premium (discount)	(3,033,274)
Amortization of offering costs and prepaid upfront fees on variable rate term preferred shares	134,558
Increase in restricted cash	(2,248)
Increase in interest receivable	(240,579)
Increase in interest receivable from affiliated investment	(3)
Decrease in receivable for open forward foreign currency exchange contracts	751,615
Decrease in receivable from the transfer agent	110,307
Increase in receivable from affiliate	(1,200)
Decrease in tax reclaims receivable	1,114
Decrease in prepaid expenses and other assets	4,811
Increase in payable for open forward foreign currency exchange contracts	178,775
Increase in payable to affiliate for investment adviser fee	81,029
Decrease in payable to affiliate for Trustees’ fees	(459)
Increase in interest payable	115,295
Increase in accrued expenses	39,868
Decrease in unfunded loan commitments	(1,559,139)
Net change in unrealized (appreciation) depreciation from investments	(21,019,566)
Net realized gain from investments	(5,392,941)
Net cash used in operating activities	$(7,427,361)

Cash Flows From Financing Activities
Proceeds from shelf offering, net of offering costs	$35,581,360
Distributions paid to common shareholders, net of reinvestments	(38,240,113)
Liquidation of auction preferred shares	(78,621,000)
Proceeds from variable rate term preferred shares issued	80,000,000
Cash distributions to auction preferred shareholders	(935,507)
Payment of offering costs on variable rate term preferred shares	(493,279)
Payment of prepaid upfront fees on variable rate term preferred shares	(400,000)
Proceeds from notes payable	110,000,000
Repayment of notes payable	(80,000,000)
Net cash provided by financing activities	$26,891,461

Net increase in cash*	$19,464,100

Cash at beginning of year(1)	$738,493

Cash at end of year(1)	$20,202,593

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,248,451
Cash paid for interest and fees on borrowings and variable rate term preferred shares	4,386,400

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $22,193.

(1)	Balance includes foreign currency, at value.

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year (Common shares)	$15.510	$15.900	$14.880	$11.390	$16.280

Income (Loss) From Operations
Net investment income(1)	$1.058	$1.034	$0.991	$1.008	$1.136
Net realized and unrealized gain (loss)	0.707	(0.368)	1.082	3.468	(4.917)
Distributions to preferred shareholders
From net investment income(1)	(0.024)	(0.032)	(0.033)	(0.044)	(0.111)
Discount on redemption and repurchase of auction preferred shares(1)	0.036	—	—	—	—

Total income (loss) from operations	$1.777	$0.634	$2.040	$4.432	$(3.892)

Less Distributions to Common Shareholders
From net investment income	$(1.041)	$(1.024)	$(1.020)	$(0.942)	$(0.868)
Tax return of capital	—	—	—	—	(0.130)

Total distributions to common shareholders	$(1.041)	$(1.024)	$(1.020)	$(0.942)	$(0.998)

Premium from common shares sold through shelf offering (see Note 7)(1)	$0.054	$—	$—	$—	$—

Net asset value — End of year (Common shares)	$16.300	$15.510	$15.900	$14.880	$11.390

Market value — End of year (Common shares)	$16.680	$15.790	$16.390	$14.350	$10.330

Total Investment Return on Net Asset Value(2)	12.15%	4.43%	14.13%	40.07%	(22.80)%

Total Investment Return on Market Value(2)	12.66%	3.13%	21.99%	48.94%	(24.66)%

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of year (000’s omitted)	$646,842	$582,011	$595,890	$556,611	$425,899
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.38%	1.28%	1.22%	1.15%	1.24%
Interest and fee expense(5)	0.66%	0.58%	0.65%	0.59%	2.00%
Total expenses	2.04%	1.86%	1.87%	1.74%	3.24%
Net investment income	6.61%	6.73%	6.43%	7.20%	9.71%
Portfolio Turnover	47%	38%	50%	43%	16%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares (variable rate term preferred shares and auction preferred shares, as applicable) and borrowings, are as follows:

Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.89%	0.81%	0.78%	0.73%	0.71%
Interest and fee expense(5)	0.42%	0.37%	0.42%	0.38%	1.15%
Total expenses	1.31%	1.18%	1.20%	1.11%	1.86%
Net investment income	4.23%	4.28%	4.14%	4.61%	5.57%
Senior Securities:
Total notes payable outstanding (in 000’s)	$290,000	$260,000	$238,000	$238,000	$96,000
Asset coverage per $1,000 of notes payable(6)	$3,506	$3,546	$3,840	$3,675	$6,947
Total preferred shares outstanding(7)	800	3,200	3,200	3,200	5,800
Asset coverage per preferred share(7)(8)	$274,822	$67,796	$71,848	$68,760	$69,183
Involuntary liquidation preference per preferred share(7)(9)	$100,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)(9)	$100,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to auction preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to variable rate term preferred shares and the notes payable incurred to redeem the Trust’s APS (see Notes 2 and 11).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Preferred shares represent variable rate term preferred shares as of May 31, 2013 and auction preferred shares as of May 31, 2012, 2011, 2010 and 2009.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 275%, 271%, 287%, 275% and 277% at May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(9)	Plus accumulated and unpaid dividends.

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Notes. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Funds. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuations. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

33

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At May 31, 2013, the Trust, for federal income tax purposes, had a capital loss carryforward of $112,762,227 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on May 31, 2016 ($1,444,527), May 31, 2017 ($53,628,558), May 31, 2018 ($40,967,167) and May 31, 2019 ($16,721,975). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after May 31, 2013.

During the year ended May 31, 2013, a capital loss carryforward of $7,079,723 was utilized to offset net realized gains by the Trust.

As of May 31, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At May 31, 2013, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with

34

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2013. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares (see Note 3).

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a mandatory redemption date of December 18, 2015, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.45% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Trust in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the mandatory redemption date of the VRTP Shares. In connection with the issuance of VRTP Shares, the Trust paid an initial upfront fee of $400,000 which is being amortized to interest expense and fees over a period of three years. The unamortized amount as of May 31, 2013 is presented as prepaid upfront fees on the Statement of Assets and Liabilities. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 14) at May 31, 2013.

The average liquidation preference of the VRTP Shares during the portion of the year ended May 31, 2013 in which the VRTP Shares were outstanding was $80 million.

3  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on September 16, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrued daily, were cumulative at rates which were reset weekly for Series A, Series B and Series C, and approximately monthly for Series D and Series E by an auction, unless a special dividend period had been set. Series of APS were identical in all respects except for the reset dates of the dividend rates. Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum applicable rate, which was the greater of 1) 200% (125% prior to July 12, 2012) of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 2.00% (1.25% prior to July 12, 2012). The stated spread over the reference benchmark rate was determined based on the credit rating of the APS. On or shortly prior to January 4, 2013, the Trust redeemed and repurchased all of its outstanding APS at a liquidation amount of $78,621,000. Prior to the redemption of the APS, the Trust paid an annual fee equivalent to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions were unsuccessful; otherwise, the annual fee was 0.25%. At May 31, 2013, the Trust had no APS outstanding.

35

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

Transactions in APS during the year ended May 31, 2013 were as follows:

	APS Redeemed	Redemption Amount	APS Issued and Outstanding

Series A	640	$15,713,000	—
Series B	640	15,707,500	—
Series C	640	15,715,500	—
Series D	640	15,724,000	—
Series E	640	15,761,000	—

4  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS during periods when APS were outstanding, and any outstanding VRTP Shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to APS shareholders were recorded daily and were payable at the end of each dividend period. The amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized) and dividend rate ranges for the year ended May 31, 2013 were as follows:

	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	$167,502	1.89%	1.44–2.20
Series B	180,682	2.09	1.44–2.20
Series C	194,439	2.24	1.44–2.20
Series D	185,843	2.21	1.49–2.25
Series E	186,726	2.22	1.49–2.25

Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2013 was 1.68%. The average annual dividend rate of the VRTP Shares during the portion of the year ended May 31, 2013 in which the VRTP Shares were outstanding was 1.67%.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the years ended May 31, 2013 and May 31, 2012 was as follows:

	Year Ended May 31,
	2013	2012

Distributions declared from:
Ordinary income	$41,017,183	$39,575,718

During the year ended May 31, 2013, accumulated net realized loss was decreased by $808,160, accumulated undistributed net investment income was increased by $1,245,406 and paid-in capital was decreased by $2,053,566 due to differences between book and tax accounting, primarily for defaulted bond interest, premium amortization, treatment of VRTP Shares as equity for tax purposes, investments in partnerships, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

36

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

As of May 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,248,540
Capital loss carryforward	$(112,762,227)
Net unrealized appreciation	$12,808,265

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization and defaulted bond interest.

5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2013, the Trust’s investment adviser fee totaled $7,125,512. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust’s average daily gross assets during the first five full years of the Trust’s operations, 0.15% of the Trust’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Trust concluded its first eight full years of operations on June 29, 2012. Pursuant to this agreement, EVM waived $35,317 of its investment adviser fee for the year ended May 31, 2013.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $547,538,008 and $447,524,873, respectively, for the year ended May 31, 2013.

7  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant its dividend reinvestment plan for the years ended May 31, 2013 and May 31, 2012 were 77,385 and 32,074, respectively.

Pursuant to a registration statement filed with and declared effective on January 17, 2013 by the SEC, the Trust is authorized to issue up to an additional 3,755,456 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the year ended May 31, 2013, the Trust sold 2,083,051 common shares and received proceeds (net of offering costs) of $35,966,994 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold was $2,048,302.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended May 31, 2013 were $72,662.

37

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,044,127,724

Gross unrealized appreciation	$19,703,086
Gross unrealized depreciation	(6,974,072)

Net unrealized appreciation	$12,729,014

9  Restricted Securities

At May 31, 2013, the Trust owned the following securities (representing 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value
Common Stocks

Panolam Holdings Co.	12/30/09	280	$153,860	$367,553

Total Restricted Securities			$153,860	$367,553

10  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

6/28/13	British Pound Sterling 7,149,597	United States Dollar 10,820,701	Citibank NA	$(40,618)
6/28/13	Euro 3,332,500	United States Dollar 4,344,014	Goldman Sachs International	12,057
6/28/13	Euro 3,688,063	United States Dollar 4,743,882	HSBC Bank USA	(50,276)
7/31/13	British Pound Sterling 7,075,347	United States Dollar 10,948,250	HSBC Bank USA	202,079
7/31/13	Euro 5,796,387	United States Dollar 7,556,895	Deutsche Bank	20,611

38

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)
7/31/13	Euro 2,746,875	United States Dollar 3,556,379	Goldman Sachs International	$(15,023)
8/30/13	British Pound Sterling 3,149,061	United States Dollar 4,756,562	Goldman Sachs International	(25,425)
8/30/13	Euro 7,404,156	United States Dollar 9,581,126	Citibank NA	(47,433)

				$55,972

At May 31, 2013, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts. The Trust also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $178,775.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At May 31, 2013, the maximum amount of loss the Trust would incur due to counterparty risk was $234,747, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $202,079. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. At May 31, 2013, the maximum amount of loss the Trust would incur due to counterparty risk would be reduced by approximately $62,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$234,747	(1)	$(178,775	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$961,262	(1)	$(930,390	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended May 31, 2013, which is indicative of the volume of this derivative type, was approximately $37,871,000.

11  Revolving Credit and Security Agreement

The Trust entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $300 million ($265 million prior to March 28, 2013). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 19, 2014, the Trust also pays a program fee of 0.80% per annum (0.85% per annum prior to March 28, 2013) on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% per annum if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2013 totaled $2,664,719 and are included in interest expense and fees on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2013, the Trust had borrowings outstanding under the Agreement of $290,000,000 at an interest rate of 0.23%. The carrying amount of the borrowings at May 31, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 14) at May 31, 2013. For the year ended May 31, 2013, the average borrowings under the Agreement and the average interest rate (excluding fees) were $262,890,411 and 0.26%, respectively.

12  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

13  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

14  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Notes to Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2013, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$934,931,319	$3,176,291	$938,107,610
Corporate Bonds & Notes	—	76,366,813	159,907	76,526,720
Asset-Backed Securities	—	13,622,185	—	13,622,185
Common Stocks	81,881	4,494,674	5,618,195	10,194,750
Warrants	—	60,081	—	60,081
Miscellaneous	—	16,637	—	16,637
Short-Term Investments	—	18,328,755	—	18,328,755

Total Investments	$81,881	$1,047,820,464	$8,954,393	$1,056,856,738

Forward Foreign Currency Exchange Contracts	$—	$234,747	$—	$234,747

Total	$81,881	$1,048,055,211	$8,954,393	$1,057,091,485

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(178,775)	$—	$(178,775)

Total	$—	$(178,775)	$—	$(178,775)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2013 is not presented.

At May 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2013, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2013

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2013 ordinary income dividends, 2.54% qualifies for the corporate dividends received deduction.

Qualified Dividend Income.  The Trust designates approximately $1,077,115, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 12, 2013. The following action was taken by the shareholders:

Item 1:  The election of Helen Frame Peters, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2016. Mr. Verni was designated the nominee to be elected by VRTPS shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	34,501,762	798,595
Lynn A. Stout	34,499,226	801,131

Nominee for Trustee Elected by VRTPS Shareholders	Number of Shares
	For	Withheld
Ralph F. Verni	800	0

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to have the Agent sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent. Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2013, Trust records indicate that there are 52 registered shareholders and approximately 24,582 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 22, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Board of Trustees’ Contract Approval — continued

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds approved by the Board. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2012 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and concluded that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 184 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Since 2008.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 2 years. Since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2014. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2015. 3 years. Since 2004.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. 3 years. Since 2004.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2016. 3 years. Since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2016. 3 years. Since 2004.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. 3 years. Since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2016. 3 Years. Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

(A)	Variable Rate Term Preferred Shares Trustee.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and portfolio characteristics available on the Eaton Vance website after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

52

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224-7/13	CE-FLRINCSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2012 and May 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Income Trust

Fiscal Years Ended	5/31/12	5/31/13
Audit Fees	$82,930	$89,730
Audit-Related Fees(1)	$21,915	$0
Tax Fees(2)	$17,990	$18,800
All Other Fees(3)	$1,200	$1,200

Total	$124,035	$109,730

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2012 and May 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/12	5/31/13
Registrant	$41,105	$20,000
Eaton Vance(1)	$504,130	$291,651

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Ronald A. Pearlman and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Ralph H. Hinckley, Jr. and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Hinckley are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an EVM subsidiary (“BMR”). He is head of EVM’s Bank Loan Investment Group. Mr. Hinckley has been an EVM portfolio manager since 2008 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars)

in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	13	$29,122.6	0	$0
Other Pooled Investment Vehicles	7	$8,374.9	1	$314.4
Other Accounts	2	$1,518.6	0	$0
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$1,016.9	0	$0
Other Pooled Investment Vehicles	2	$6,074.0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
Ralph H. Hinckley, Jr.	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 9, 2013

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 9, 2013